Exhibit 10.2

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

                                                          September ___, 1999

                          SOCKET COMMUNICATIONS, INC.

                        COMMON STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, <HOLDER>, a Delaware corporation (together with any registered assignee(s), the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at such times after the date hereof as are set forth below, to acquire from Socket Communications, Inc., a Delaware corporation (the "Company"), in whole or from time to time in part, up to [NUMBER] fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company ("Warrant Shares") at a purchase price per share (the "Exercise Price") of $1.08. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments. This Warrant is granted by the Company to the Holder pursuant to that certain Subscription Agreement of even date herewith by and among the Company and the Holder (the "Subscription Agreement").

     1. Term.

          (a) Commencement of Exercisability. The Warrant is exercisable, in whole or in part, at any time and from time to time from the date hereof through the Expiration Date (as defined in Section 1(b) below), subject to
Section 4 below.

          (b) Termination and Expiration. If not earlier exercised, the Warrant shall expire on the third anniversary of the date hereof (the "Expiration Date"), subject to Section 4 below.

     2. Method of Exercise; Payment; Issuance of New Warrant.  Subject to
Section 1 hereof, exercise of this Warrant shall be made, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, which amount may be paid in cash or by check. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such reasonable time.

     3. Stock Fully Paid; Reservation of Warrant Shares. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Adjustment of Exercise Price and Number of Shares of Warrant Shares. Subject to the provisions of Section 2 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) In the event the Company shall at any time following the date hereof subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased; and in the event the Company shall at any time following the date hereof combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

          (b) If the Company is, following the date hereof, recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Common Stock and the then applicable Exercise Price shall be adjusted by multiplying by a fraction with a numerator equal to the number of shares of Common Stock purchasable upon exercise hereof immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Common Stock purchasable immediately following such subdivision or combination.

          (c) Subject to Section 1 hereof, in the event of any consolidation or merger of the Company with another entity in a bona fide transaction (i.e., not a mere recapitalization, reincorporation for the purpose of changing corporate domicile, or similar transaction), at any time prior to the Expiration Date, the Holder shall have the right upon exercise of this Warrant, to receive the same kind and number of Warrant Shares and other securities, cash or other property as would have been distributed to the Holder had the Holder exercised this Warrant immediately prior to such consolidation or merger.

     5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu thereof the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     6. Transfer, Exchange, Assignment or Loss of Warrant and Warrant Shares.

          (a) This Warrant and the Warrant Shares to be issued or issuable upon exercise of this Warrant, may not be assigned or transferred except as provided in this Section 7 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Upon exercise of this Warrant, the holder hereof shall confirm in writing, in the form of Exhibit B, that the shares of Series D Preferred so purchased are being acquired for investment and not with a view toward distribution or resale. Any purported transfer or assignment made other than in accordance with this
Section 7 shall be null and void and of no force and effect.

          (b) The holder of this Warrant by acceptance hereof agrees to comply in all respects with the provisions of Section 6.4 of that Stock Purchase Agreement with respect to any proposed transfer of this Warrant or any part hereof.

          (c) Each certificate for Warrant Shares or for any Warrant Shares issued or issuable upon exercise of this Warrant shall contain a legend substantially to the effect as set forth in Section 6.3 of the Stock Purchase Agreement.

          (d) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form attached hereto as Exhibit C duly executed. In such event the Company shall, upon payment by the Holder of any issuance or transfer tax incurred or to be incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new warrants are to be issued. Upon any partial transfer, the Company will sign, issue and deliver to the Holder a new Warrant with respect to any portion not so transferred.

          (e) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (provided that an affidavit of the Holder shall be satisfactory for such purpose), and of indemnity satisfactory to it (provided that if the Holder is the original Holder of this Warrant, its own indemnification agreement shall under all circumstances be satisfactory, and no bond shall be required), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void.

          (f) In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent.

          (g) The Company shall not be required (i) to transfer on its books the Warrant or any Warrant Shares that have been sold or otherwise transferred in violation of any of the provisions of this Warrant or the Investor Rights Agreement or (ii) to treat as owner of such Warrant Shares or to accord the right to vote or pay dividends to a purchaser or other transferee to whom such Warrant Shares shall have been so transferred.

     7. Representations and Covenants of the Holder. The Holder represents that this Warrant and any Warrant Shares issued or issuable upon exercise of this Warrant, to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same. Such Holder understands and acknowledges that the offering of this Warrant, and any issuance of Common Stock on conversion thereof , will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration pursuant to Section 4(2) of the Act, and that the Company's reliance on such exemption is predicated on the Holder's representations set forth herein. Such Holder represents that it is experienced in evaluating companies such as the Company, is able to fend for itself in investments such as this one, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company.

     8. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9. Registration and Other Rights. The shares of Common Stock obtained upon exercise of this Warrant shall have the registration and other rights set forth in the Subscription Agreement and the Registration Rights Agreement of even date herewith and the term "Registrable Securities" as defined in such Registration Rights Agreement shall include the Common Stock obtained upon exercise of this Warrant.

     10. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

     11. Governing Law, Headings. This Warrant is being delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.


"COMPANY"                                 "HOLDER"

SOCKET COMMUNICATIONS, INC.

By:     _/s/__David_W._Dunlap______        By:     ___________________________

Name:   David W. Dunlap                    Name:   ___________________________

Title:  Vice President, Finance and        Title:  ___________________________
        Administration, and
        Chief Financial Officer










                     [Signature Page to Investor Warrant]







                                  EXHIBIT A

                             NOTICE OF EXERCISE

     TO:  Socket Communications, Inc.

               (i) The undersigned hereby elects to purchase ___________ shares of Common Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Common Stock in full.

               (ii) Please issue a certificate or certificates representing said Common Stock in the name of the undersigned or in such other name as is specified below:



     Name:

     Address:





               (iii) The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or, for resale in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.


By:     ________________________________________

Name:   ________________________________________

Title:  ________________________________________

Date:   ________________________________________












                                   EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER:

COMPANY:        SOCKET COMMUNICATIONS, INC.

SECURITY:       COMMON STOCK

AMOUNT:

DATE:


     In connection with the purchase of the above-listed securities (the "Securities"), I, the Purchaser, represent to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held for at least one (1) year under Rule 144 promulgated under the Securities Act, unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities except as set forth in the Investor Rights Agreement. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

     (e) I am aware that the Securities involve a high degree of risk and that I may suffer a total loss of my investment. I have been provided with the Company's periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including the Company's most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. I have read the information in such reports, including the information under the caption "Risk Factors" included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section. I am further aware that the Company may need to raise additional capital to maintain continued listing of its Common Stock on the Pacific Exchange. Should the Company's Common Stock be delisted from the Pacific Exchange, I understand that I would find it more difficult to dispose of, or obtain accurate quotations as to the price of, the Company's securities, and that the ability or willingness of broker-dealers to sell or make a market in the Company's Common Stock, and therefore my ability to sell the Securities in the secondary market would be materially and adversely affected.

     (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.





     ___________________________________
     Name of Purchaser


     ___________________________________
     Signature of Authorized Signatory


     ___________________________________
     Print Name and Title


     ___________________________________
     Date













                                 EXHIBIT C

                              ASSIGNMENT FORM




     FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto ______________________________________ (Name and
Address) the right to purchase Warrant Shares represented by this Warrant to the extent of ___________ shares and does hereby irrevocably constitute and appoint ____________________________ __________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.




Dated:  _______________ , ____


By:     ________________________


Name:   ________________________


Title:  ________________________